EXHIBIT NO. 10.134

             NOTE AND MORTGAGE MODIFICATION AND ASSUMPTION AGREEMENT

         THIS NOTE AND MORTGAGE MODIFICATION AND ASSUMPTION AGREEMENT ("Agreement") is made this 30th day of January, 1998, by and between MACK-CALI REALTY, L.P., a Delaware limited partnership, having a mailing address of 11 Commerce Drive, Cranford, New Jersey 07016 (hereinafter called "BORROWER") and FIRST UNION NATIONAL BANK, a national banking association organized and existing under the laws of the United States of America, successor by merger to FIRST FIDELITY BANK, NATIONAL ASSOCIATION, with offices at One First Union Center, DC-6, Charlotte, North Carolina 28288 (hereinafter called "BANK"); and BROMLEY COMMON ASSOCIATES, a New Jersey general partnership, 201 Commerce Drive, having a mailing address of Moorestown, New Jersey 08057 (the "Original Borrower", hereinafter "Bromley")

                                                    BACKGROUND

         On or about September 15, 1995, Bromley borrowed from Bank the principal sum of Six Million Seven Hundred Thousand Dollars ($6,700,000.00) (the "Loan") and made, executed and delivered to Bank its Promissory Note (the "Note") payable with interest per annum at the fixed rate of seven and one-quarter percent (7.25%) in consecutive monthly payments of principal and interest, based upon a hypothetical fifteen (15) year term, with all unpaid principal and interest accrued thereon due and payable in full on October 31, 2000. Bromley was afforded the option to extend the maturity date for an additional term of sixty (60) months.

         As collateral security for the obligations of Bromley to Bank, Bromley on September 15, 1995, executed and delivered to Bank, together with other documents (the "Loan Documents") (including a certain loan agreement dated September 15, 1995, the "Loan Agreement"), a Mortgage and Security Agreement (the "Mortgage") on the premises owned by Bromley and located in the Township of Burlington, County of Burlington, State of New Jersey, known and designated as Block 120.03, Lots 1 and 2 on the official tax map, commonly known as #3 and #5 Terri Lane, Bromley Corporate Center (the "Mortgaged Premises"), said property being more fully described in Exhibit "A" attached hereto and made a part hereof, said Mortgage having been recorded on September 25, 1995 in the Office of the Clerk of Burlington County in Book 6091 of Mortgages Page 232.

         Bromley has requested that the Bank permit the Borrower to assume the Loan to Bromley and modify the Loan. Borrower has agreed to repay to Bank all amounts which are due under the terms of the Note, as modified hereby, and Bank has agreed to modify the Note and Mortgage and to memorialize same, hence this Agreement.



         NOW, THEREFORE, in consideration of the mutual promises herein and in the Loan Documents contained and intending to be legally bound hereby, the parties agree as follows:

         1. Incorporation of Recitals

                  The recitals set forth above in the Background section of this Agreement are hereby incorporated by reference into this Agreement as if same had been fully set forth at length herein.

         2. Assumption of Mortgage

                  As consideration of the transfer of title of the Mortgaged Premises from Bromley to Borrower, Borrower hereby assumes the obligations of Bromley to the Bank under the Note, Mortgage and other Loan Documents set forth therein with the same force and legal effect as if Borrower was the original party thereto. Bromley, Borrower and Bank acknowledge that the amount of the obligation to be assumed is as set forth below in paragraph 3. Bromley hereby agrees to convey to Borrower by Bargain and Sale Deed with Covenants Against Guarantor's Acts all their right, title and interest in the Mortgaged Premises.

         3. Affirmation of Amount Due

                  Bank and Borrower hereby acknowledge and agree that as of the date of this Agreement, there is due and owing to Bank on its Note and Mortgage the sum of Six Million One Hundred Fourteen Thousand Seven Hundred Forty Two and 34/100 Dollars
($6,114,742.34).

         4. Terms of Modification of Obligation

                  Bank agrees to the modification of the Note and the Mortgage upon the following revised terms:

                  (a) The Bank hereby agrees to the assumption of the Loan to Bromley by the Borrower and the Borrower shall now be obligated to pay all principal and interest when due and shall be obligated to comply with the terms and conditions of the Note, Mortgage, Loan Documents and this Agreement. In consideration of the assumption of the Loan by Borrower, Borrower on or before the date hereof shall pay to Bank an assignment fee in the amount of $22,000.00.

                  (b) On or before the date hereof, Borrower shall reduce the principal outstanding balance of the Loan set forth in Paragraph 3 above to Four Million Four Hundred Thousand Dollars ($4,400,000.00), without premium or penalty.

                  (c) The date upon which all unpaid principal and interest and other charges owing pursuant to the Note and Mortgage is due and payable by Borrower to Bank is October 31, 2000 (the "Maturity Date") with no option to extend the Maturity Date.

                  (d) Interest only shall be payable in monthly installments of $26,583.33 beginning on the first day of March, 1998 and continuing on the first day of each consecutive month thereafter until October 31, 2000, on which date all unpaid principal and interest accrued and unpaid thereon shall be due and payable. During the term hereof, the interest rate hereon ("Interest Rate") (computed on the basis of the actual number of days elapsed and a year of 360 days) shall continue to be at the fixed rate of seven and one-quarter percent (7.25%) per annum Bank.

                  (e) Upon execution of this Agreement and payment by the Borrower of the monies set forth in Paragraphs 4(a) and (b), the obligation of Bromley pursuant to the Note and Mortgage and other Loan Documents shall be terminated and of no further force and effect; and (ii) the liability of William
G. Price, Jr., Carol Ann Price, John S. McGarvey and Joanne H. McGarvey, as original guarantors for the full, prompt and unconditional performance of the terms and conditions of the Note, Mortgage, Guaranty and other Loan Documents shall be hereby terminated.

                  (f) Paragraph 5.1 of the Loan Agreement shall be amended by the addition of the following language:

                           Notwithstanding the foregoing: (i) transfers of interests in Mack-Cali Realty, L.P. and its general partner shall not require the consent of Mortgagee and (ii) with advance written notice to Mortgagee (but without requiring Mortgagee's consent), the Mortgaged Premises may be conveyed to an affiliate of Mortgagor or following a merger or consolidation of Mortgagor (provided that no such transfers shall limit in any way Mortgagor's obligations hereunder.

                  (g) Paragraph 5.4.1 of the Loan Agreement shall be amended to read as follows:

                           Borrower shall furnish to Bank the following financial information: (i) not later than ninety (90) days after the end of each fiscal year a copy of the audited financial statements prepared by the Borrower and filed with the Securities and Exchange Commission; and (ii) not later than July 30 and January 30 of each year, semi-annual, management prepared financial statements in form reasonably satisfactory to Bank relating to the operation of the Mortgaged Premises including, without limitation, a statement of cash flows, certified rent roll, summary of leases, a statement of profits and losses and any other information requested by Bank.

                  (h) The Borrower and the Bank acknowledge that the Debt Service Coverage Ratio required by Paragraph 5.7.1 of the Loan Agreement shall be maintained by the Borrower during the balance of the term of the Loan. For purposes of calculating the Debt Service Coverage Ratio, the aggregate principal and interest utilized in the formula shall be Four Hundred Eighty One Thousand Nine Hundred Ninety Two Dollars ($481,992.00).

                  (i) Paragraphs 5.7.2, 5.7.4 through and including 5.7.9 and
6.1.6 are hereby deleted from the Loan Agreement and shall have no further force and effect.

                  (j) Paragraph 4.4 of the Mortgage and paragraph 7 of the Loan Agreement shall be amended to read as follows:

                           Notwithstanding anything contained herein or in the Loan Documents, all proposed leases for the Mortgaged Premises or any part thereof consisting more than fifty percent (50%) of the leased area of the Mortgaged Premises shall be submitted to Bank for its review and approval prior to the execution of such leases. Bank shall have five (5) business day after receipt of such leases to review and approve the leases. If Bank has not approved such leases within such period, the leases shall be deemed approved. All leases must be in writing on Borrower's standard lease form, at market rates with no concessions, and must be subordinate to the lien of the Mortgage. Bank shall have no obligation to grant rights or nondisturbance to any tenant.

         5. Intention to Renew

                  It is the intention of the parties that the Note being modified hereby is a renewal of the existing obligations of Bromley as evidenced by the Note and is not intended by the parties to be an accord and satisfaction or a novation of the Loan evidenced by the Note.

         6. Affirmation by the Borrower of Collateral

                  The Borrower hereby represents, warrants and affirms to the Bank that it is the intention of the parties to this Agreement that all existing collateral security held by the Bank shall continue to serve as collateral for the Note and any other liabilities due the Bank by the Bromley pursuant to the Note, and until the Loan is paid in full, the security interests and Mortgage held by the Bank shall otherwise continue in full force and legal effect. As an additional inducement for the Bank's extension, the following security interests are hereby confirmed and granted by the Borrower to the Bank:

         A. To secure the payment and performance of all liabilities of the Borrower to the Bank, the note, the guaranty and any other loan documents or obligations of the Borrower to the Bank, the Borrower hereby grants to the Bank a security interest in the following property owned by the Borrower (hereinafter the "Collateral"):

                  (i) Any and all buildings and improvements now or hereafter erected on, under or over the Mortgaged Premises;

                  (ii) Any and all fixtures, machinery, equipment and other articles of real, personal or mixed property, belonging to Borrower, at any time now or hereafter installed in, attached to or situated in or upon the Mortgaged Premises, or the buildings and improvements now or hereafter erected thereon, or used or intended to be used in connection with the Mortgaged Premises, or in the operation of the buildings and improvements, plant, business or dwelling situate thereon, whether or not such real, personal or mixed property is or shall be affixed thereto, and all replacements, substitutions and proceeds of the foregoing, including without limitation: (i) all appliances, furniture and furnishings; all articles of interior decoration, floor, wall and window coverings; all office, restaurant, bar, kitchen and laundry fixtures, utensils, appliances and equipment; all supplies, tools and accessories; all storm and screen windows, shutters, doors, decorations, awnings, shades, blinds, signs, trees, shrubbery and other plantings; (ii) all building service fixtures, machinery and equipment and any kind whatsoever; all lighting, heating, ventilating, air conditioning, refrigerating, sprinkling, plumbing, security, irrigating, cleaning, incinerating, waste disposal, communications, alarm, fire prevention and extinguishing systems, fixtures, apparatus, machinery and equipment; all elevators, escalators, lifts, cranes, hoists and platforms; all pipes, conduits, pumps, boilers, tanks, motors, engines, furnaces and compressors; all dynamos, transformers and generators; (iii) all building materials, building machinery and building equipment delivered on site to the Mortgaged Premises during the course of, or in connection with any construction or repair or renovation of the buildings and improvements; (iv) all parts, fittings, accessories, accessions, substitutions and replacements therefor and thereof; and (v) all files, books, ledgers, reports and records relating to any of the foregoing.

                  (iii) Any and all leases, subleases, tenancies, licenses, occupancy agreements or agreements to lease all or any portion of the Mortgaged Premises and all extension, renewals, amendments, modifications and replacements thereof, any options, rights of first refusal or guarantees relating thereto (collectively, the "Leases"); all rents, income, receipts, revenues, security deposits, escrow accounts, reserves, issues, profits, awards and payments of any kind payable under the Leases or otherwise arising from the Mortgaged Premises including, without limitation, minimum rents, additional rents, percentage rents, parking, maintenance and deficiency rents (collectively, the "Rents"); all accounts, general intangibles and contract rights (including any right to payment thereunder, whether or not earned by performance) of any nature relating to the Mortgaged Premises or the use, occupancy, maintenance, construction, repair or operation thereof; all management agreements, franchise agreements, utility agreements and deposits, building service contracts, maintenance contracts, construction contracts and architect's agreements; all maps, plans, surveys and specifications; all warranties and guaranties; all permits, licenses and approvals; and all insurance policies, books of account and other documents, of whatever kind or character, relating to the use, construction upon, occupancy, leasing, sale or operation of the Mortgaged Premises;

                  (iv) Any and all estates, rights, tenements, hereditaments, privileges, easements, reversions, remainders and appurtenances of any kind benefitting the Mortgaged Premises; all means of access to and from the Mortgaged Premises, whether public or private; all streets, alleys, passages, ways, water courses, water and mineral rights; all rights of Borrower as declarant or unit owner under any declaration of condominium or association applicable to the Mortgaged Premises; and all other claims or demands of Borrower, either at law or in equity, in possession or expectancy of, in, or to the Mortgaged Premises; and

                  (v) Any and all "proceeds" of any of the above-described Mortgaged Premises, which term shall have the meaning given to it in the New Jersey Uniform Commercial Code and shall additionally include whatever is received upon the use, lease, sale, exchange, transfer, collection or other utilization or any disposition or conversion of any of the Mortgaged Premises, voluntary or involuntary, whether cash or non-cash, including proceeds of insurance and condemnation awards, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment and inventory.

         7. Representations and Warranties Continuing

                  Bromley and Borrower hereby represents and warrants to the Bank as follows:

                  (a) All representations and warranties contained in the Loan Documents are true and correct as of the date hereof except as otherwise specified to the Bank in writing prior hereto;

                  (b) All real property taxes and water and sewer rents which are due are paid, and all insurances remain in full force and effect.

                  (d) Other than the liens and mortgages as set forth in the Title Commitment No. TS-11358 and TS-11359 issued by Title Services of New Jersey, Inc., agent for First American Title Insurance Company, there have not been granted to any other person or entity, mortgages on or security interests in any of the real or personal property pledged by the Borrower as security for the Loan due Bank and that the Mortgage is a first mortgage.

         8. Enforceability

                  (a) The validity, priority and security of the Mortgage modified hereby, the Note and any other documents or instruments executed and delivered by Borrower to Bank, shall not be impaired by anything contained in this Agreement and all references to such Mortgage and such documents shall be deemed to refer to the instrument and Mortgage as modified by this Agreement.

                  (b) In the event Borrower fails to strictly comply with the terms hereof and with the terms of the Note, and defaults in said terms hereof and thereof, Bank shall be entitled to enforce the provisions of this Agreement, of the Note and any other Loan Documents executed and delivered to Bank by Borrower by foreclosure or otherwise.

         9. Limitation of Liability

                  Notwithstanding anything to the contrary herein or in any Loan Documents, Borrower, the General Partners of Borrower, and any officer, director, partners, member or stockholder of either shall have no personal liability whatsoever to Bank except as herein provided; and the liability of Borrower, the General Partners of Borrower, and any officer, director, partner, member or stockholder of either, under the Loan Documents shall be limited to and satisfied from the Mortgaged Premises and the proceeds thereof, and the rents and all other income arising therefrom, the Bank waiving any right of that Bank may have to claim a deficiency judgment or other judgment for money damages against Borrower, its General Partners and any officer, director, partner, member or stockholder of either, under any Loan Document; provided, however, that nothing in this Paragraph shall (i) preclude Bank from foreclosing the lien of the Mortgage or from enforcing any of its rights or remedies in law or in equity against Borrower except to the extent set forth in this Paragraph,
(ii) limit the right of Bank to make Borrower as a party defendant in any action brought under this Note, the Mortgage or any Loan Document so long as execution or any judgment is limited to the Mortgaged Premises, or (iii) limit the personal liability of Borrower to Bank (A) for fraud or willful misrepresentation, (B) under any environmental indemnity of Borrower, or (C) following an event of default, the misapplication of any proceeds received by reason of damage, loss or destruction of any portion of the Mortgaged Premises under any insurance policies or awards resulting from condemnation or the exercise of the power of eminent domain.

         10. Representations of Borrower by Counsel; No Representations by Bank

                  (a) The Borrower represents to the Bank that it has, at all times pertinent to this Agreement, been represented by advisors of its own selection including but not limited to attorneys at law and certified public accountants; that it has not relied upon any representation, warranty, agreement or information provided by the Bank, its employees, agents or attorneys; that it acknowledges that it has been and is informed of its rights, duties and obligations with respect to the Loan due the Bank under all applicable laws; that its has no set-offs, defenses or claims against the Bank with respect to the Loan due the Bank by the Borrower; and that it is indebted to the Bank in the amounts recited in this Agreement.

                  (b) The Borrower has previously delivered to the Bank its financial statements for the calendar year ended 1996. In order to induce the execution of this Agreement by the Bank, the Borrower represents and warrants to the Bank that said financial statements are true and correct and present fairly the financial condition of the Borrower as of the date of the financial statements.

                  (c) The Borrower acknowledges and agrees that the Bank has made no representations, warranties, agreements or provided information to them in order to induce the execution of this Agreement, except as set forth in the Non-Disturbance Agreement and Estoppel Certificate attached hereto as Exhibits "B" and "C". The Borrower further acknowledges and agrees that all agreements of the parties are set forth in this Agreement and/or in the written documentation evidencing the Loan, including but not limited to the Note and Mortgage, signed by them prior to the date of this Agreement.

         11. Bankruptcy or Insolvency

                  (a) The Borrower agrees not to permit to be filed, an involuntary petition in bankruptcy pursuant to the United States Bankruptcy Code or an insolvency proceeding pursuant to any state insolvency law, or to the extent that anyone challenges the granting of any security interest, mortgage or other collateral security to the Bank, or if said security interest, mortgage or other interest or payment to the Bank is held to be a preference under the United States Bankruptcy Code or any applicable insolvency law, such event shall be deemed to be an event to default hereunder and the parties to this Agreement, with respect to any property deemed to be a preference, shall be restored to their status quo ante which existed prior to the signing of this Agreement and the Bank shall be entitled to exercise all of its rights and remedies which existed under the Note and the Mortgage in effect immediately prior to the date of the signing of this Agreement.


                  (b) In the event Borrower shall (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under Title 11 of the U.S. Code, as amended, (ii) be the subject of any order for relief issued under such Title 11 of the U.S. Code, as amended (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future Federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iv) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, (v) be the subject of any other judgment or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future Federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, Bank shall thereupon be entitled to relief from any automatic stay imposed by Section 362 of Title 11 of the U.S. Code, as amended or otherwise, on or against the exercise of the rights and remedies otherwise available to Bank as provided in any and all documents evidencing the Loan referred to herein, as hereby amended, and as otherwise provided by law.

         12. Conflicts of Laws

                  This Agreement shall be governed by the laws of the State of New Jersey

         13. Binding Effect; Ratification of Loan Documents

                  (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors and assigns. The Borrower hereby acknowledges receipt of a true copy of this Agreement.

                  (b) All of the terms, conditions or provisions of the Note and the Mortgage and any other Loan Documents executed and delivered by Borrower to Bank not expressly revised or modified hereby, shall otherwise remain in full force and legal effect.

         14. WAIVER OF JURY TRIAL

                  THE BORROWER AND THE BANK UPON ADVICE OF THEIR RESPECTIVE ATTORNEYS, HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY, EXPRESSLY AND MUTUALLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION
(i) ARISING UNDER THIS AGREEMENT OR ANY OTHER DOCUMENTS EVIDENCING THE LOAN, OR
(ii) IN ANY WAY CONNECTED WITH OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS EVIDENCING THE LOAN, OR THE TRANSACTIONS RELATED HERETO OR THERETO, OR
(iii) IN ANY

LITIGATION BETWEEN THE PARTIES, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE THIS ORIGINAL AGREEMENT OR A COPY THEREOF WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO A TRIAL BY JURY.

         THIS AGREEMENT IS SUBJECT TO MODIFICATION AS DEFINED BY N.J.S.A. 46:9-8.1 ET SEQ.

         IN WITNESS WHEREOF, the parties have hereunto executed this Agreement the day and year first above written.

                                      MACK-CALI REALTY, L.P., a Delaware
                                      limited partnership

                                      By: MACK-CALI REALTY CORPORATION,
Attest:                               a Maryland corporation, General Partner

_________________________             By:_____________________________
              , Secretary                                  , President

(Corporate Seal)

                                      BROMLEY COMMON ASSOCIATES, a New
Witness:                              Jersey general partnership


_________________________             By:_____________________________
        , General Partner                            , General Partner



                                      FIRST UNION NATIONAL BANK


                                      By:_____________________________
                                          David B. Satterfield,
                                              Vice President

STATE OF NEW JERSEY                 )
                                    :SS
COUNTY OF CAMDEN                    )

                  BE IT REMEMBERED that on this ____ day of January, 1998, before me, a Notary Public, personally appeared _____________________________ who acknowledged himself to be the President of Mack-Cali Realty Corporation, General Partner of Mack-Cali Realty, L.P., the Delaware limited partnership named in the foregoing instrument, and that he as such general partner, being authorized to do so in accordance with the terms of the Partnership Agreement executed and delivered the foregoing document.

                  IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                                --------------------------------
                                                Notary Public


STATE OF NEW JERSEY                 )
                                    :SS
COUNTY OF CAMDEN                    )

                  BE IT REMEMBERED that on this ______ day of January, 1998, before me, a Notary Public, personally appeared _________________________________, who acknowledged himself to be the General Partner of Bromley Common Associates, the New Jersey general partnership named in the foregoing instrument, and that he as such general partner, being authorized to do so in accordance with the terms of the Partnership Agreement executed and delivered the foregoing document.

                  IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                                --------------------------------
                                                Notary Public

COMMONWEALTH OF PENNSYLVANIA                    )
                                                : SS
COUNTY OF PHILADELPHIA                          )

                  On this the ___ day of January, 1998, before me, a Notary Public, personally appeared David B. Satterfield, who acknowledged himself to be a Vice President of First Union National Bank, the corporation named in the foregoing instrument, and that he as such officer, being authorized to do so by a proper resolution of the Board of Directors, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as a Vice President.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                --------------------------------
                                                Notary Public

                                               RECORD AND RETURN TO:

                                                DILWORTH PAXSON LLP
                                              LibertyView - Suite 700
                                               457 Haddonfield Road
                                              Cherry Hill, NJ  08002

                                    Attention:  Frank A. Lauletta III, Esquire